JOINT FILER INFORMATION

Issuer:  American Vantage Companies (AVCS)

Date of Event:  December 31, 2004


         The Designated Filer for this Form 4 is YaYa LLC, a Delaware limited liability company ("YaYa"). Each of the following is a Joint Filer with YaYa, and may be deemed to share indirect beneficial ownership with YaYa in the shares set forth on the attached Form 4: White Rock Partners, a California general partnership ("White Rock"), Crest LLC, a Delaware limited liability company ("Crest"), ET Holdings, L.L.C., a Delaware limited company ("ET Holdings"), Hampstead Associates, L.L.C., a Delaware limited liability company ("Hampstead"), Ridgeview Associates, LLC, a California limited liability company ("Ridgeview"), Michael R. Milken, an individual and Lowell J. Milken, an individual (collectively, the "Reporting Persons"). The address of the Reporting Persons is 1250 Fourth Street, Suite 550, Santa Monica, California 90401. The Designated Filer and the Joint Filers each disclaim beneficial ownership of the foregoing securities except to the extent of their respective pecuniary interests therein.

                            [Signature pages follow]



Crest LLC,
a Delaware limited liability company


/s/ Stanley E. Maron
--------------------------------------------
By:      Stanley E. Maron
Its:     Secretary


ET Holdings, L.L.C.,
a Delaware limited liability company


/s/ Stanley E. Maron
--------------------------------------------
By:      Stanley E. Maron
Its:     Assistant Secretary


White Rock Partners,
a California general partnership


         By:      Mapleleaf Partners,
                  a California general partnership
         Its:     General Partner

                  Mapleleaf Partners,
                  a California general partnership

                  /s/ Stanley E. Maron
                  --------------------------------------------
                  By:      Stanley E. Maron
                  Its:     General Partner


                           [Signature page to Form 3]



ET Consolidated, L.L.C.,
a Delaware limited liability company

         By:      Hampstead Associates, L.L.C.,
                  a Delaware limited liability company
         Its:     Manager

                  By:      Ridgeview Associates, LLC,
                           a California limited liability company
                  Its:     Manager

                           Ridgeview Associates, LLC,
                           a California limited liability company

                           /s/ Michael R. Milken
                           --------------------------------------------
                           By:      Michael R. Milken
                           Its:     Manager

Hampstead Associates, L.L.C.,
a Delaware limited liability company

         By:      Ridgeview Associates, LLC,
                  a California limited liability company
         Its:     Manager

                  Ridgeview Associates, LLC,
                  a California limited liability company

                  /s/ Michael R. Milken
                  --------------------------------------------
                  By:      Michael R. Milken
                  Its:     Manager

Ridgeview Associates, L.L.C.
a California limited liability company

/s/ Michael R. Milken
--------------------------------------------
By:      Michael R. Milken
Its:     Manager


/s/ Michael R. Milken
---------------------------------------------
Michael R. Milken, an individual

                           [Signature page to Form 3]



/s/ Lowell J. Milken
--------------------------------------------
Lowell J. Milken, an individual

                           [Signature page to Form 3]